VALIC COMPANY II

International Opportunities Fund

(formerly International Small Cap Equity Fund)

Supplement to the Summary Prospectus dated January 1, 2012

At a meeting held on April 30 - May 1, 2012, the Board of Trustees (the “Board”) of VALIC Company II (“VC II”) approved the termination of Invesco Advisers, Inc. (“Invesco”) as a sub-adviser to the International Opportunities Fund (the “Fund”) and the appointment of Massachusetts Financial Services Company (“MFS”) as a sub-adviser to the Fund. At the meeting, the Board approved a new investment sub-advisory agreement between The Variable Annuity Life Insurance Company (“VALIC”) and MFS (the “Sub-Advisory Agreement”) to include the Fund.

With respect to the Sub-Advisory Agreement, the Board has authority, pursuant to an exemptive order granted by the Securities and Exchange Commission, to enter into sub-advisory agreements without a shareholder vote. An information statement explaining the sub-adviser change will be mailed to the shareholders of the Fund. The effective date of the Sub-Advisory Agreement will be on or about mid- to late-June 2012 (the “Effective Date”). The following changes will take place upon the Effective Date:

The “Investment Adviser” section of the Fund Summary is amended to delete Invesco as a sub-adviser of the Fund, to reflect the addition of “Massachusetts Financial Services Company” as a sub-adviser to the Fund and the addition of the following portfolio manager(s):

Name	Portfolio Manager of the Fund Since	Title
David A. Antonelli	2012	Vice Chairman of MFS
Peter F. Fruzzetti	2012	Investment Officer of MFS
Jose Luis Garcia	2012	Investment Officer of MFS
Robert Lau	2012	Investment Officer of MFS

Date: May 7, 2012